ASSIGNMENT AGREEMENT

                                       AND

                   SECOND AMENDMENT TO CONTRIBUTION AGREEMENT

     This Assignment Agreement and Second Amendment to Contribution Agreement (this "Agreement"), dated as of April 1, 2000 (the "Effective Date"), is by and between Prime Medical Services, Inc. a Delaware corporation ("PMSI"), Prime Medical Operating, Inc., a Delaware corporation ("PMOI"), Prime RVC, Inc., a Delaware corporation ("Prime RVC"), Prime Refractive Management, L.L.C., a Delaware limited liability company ("Prime Management"), Barnet Dulaney Eye Center, P.L.L.C., an Arizona professional limited liability company ("BDEC"), LASIK Investors, L.L.C., a Delaware limited liability company ("LASIK"), Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime BDR"), Prime/BDEC Acquisition, L.L.C., a Delaware limited liability company ("Prime BDEC"), Prime Refractive, L.L.C., a Delaware limited liability company ("Prime Refractive"), David D. Dulaney, M.D. ("Dulaney"), Ronald W. Barnet, M.D. ("Barnet"), and Mark Rosenberg ("Rosenberg"). All of the foregoing parties other than Prime RVC are hereinafter referred to as the "Existing Parties".

                             Preliminary Statements

         LASIK and Prime BDR are each a party to that certain Contribution Agreement, dated as of September 1, 1999, among PMSI, PMOI, Prime Management, BDEC, LASIK, Prime BDR, Prime BDEC, Prime Refractive, Dulaney, Barnet, and Rosenberg, as amended by that certain First Amendment to Contribution Agreement dated as of January 31, 2000 (the "Contribution Agreement").

         The parties to this Agreement desire that LASIK transfer to PMOI all of LASIK's ownership in Prime BDR, including, without limitation, that certain forty percent (40%) membership interest received by LASIK in connection with the consummation of the transactions contemplated by the Contribution Agreement (the "Prime BDR Interest").

         The parties to this Agreement desire that Prime Refractive transfer to Prime RVC all of Prime Refractive's ownership in Caster One, L.L.C., a Delaware limited liability company and partially owned subsidiary of Prime Refractive ("Caster One"), including, without limitation, that certain sixty percent (60%) membership interest owned Prime Refractive (collectively the "Caster Interest" and, together with the Prime BDR Interest, the "Transferred Interests").

         In  partial   consideration   of  the  assignment  of  the  Transferred
Interests, PMSI desires to issue certain Warrants described herein.

         The Existing Parties also desire that, effective upon transfer of the Transferred Interests, Prime RVC shall assume all obligations for any and all amounts owed by Prime Refractive to Prime Management under that certain Promissory Note executed by Prime Refractive and dated March 1, 2000 in the principal amount of $5,828,724 (the "Promissory Note"), and Prime Refractive shall thereupon be released from any obligation under the Promissory Note.

                             Statement of Agreement

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I.

                             ASSIGNMENT OF INTEREST

         Section 1.1       Assignment and Grant of Warrants.
                           --------------------------------

                  (a) Prime BDR Interest. LASIK hereby conveys, transfers and assigns to PMOI, and PMOI hereby acquires from LASIK all right, title and interest in and to the Prime BDR Interest, such that on the Effective Date, LASIK shall not own (i) any ownership or other interest in Prime BDR or (ii) any rights or securities exercisable or exchangeable for, or convertible into, ownership or other interests in Prime BDR.

                  (b) Caster One Interest. As allowed by Section 2.5(i) of Caster One's Limited Liability Company Agreement, Prime Refractive hereby conveys, transfers and assigns to Prime RVC, and Prime RVC hereby acquires from Prime Refractive all right, title and interest in and to the Caster Interest, such that on the Effective Date, Prime Refractive shall not own (i) any ownership or other interest in Caster One or (ii) any rights or securities exercisable or exchangeable for, or convertible into, ownership or other interests in Caster One.

                  (c) Warrants. In partial consideration of the assignment of the Transferred Interests, PMSI agrees to deliver warrants to LASIK (or any combination of the principals of LASIK provided in written instructions delivered to PMSI within 5 days of the execution of this Agreement), such warrants to be in substantially the form attached hereto as Exhibit K (the "Warrants"). The Warrants delivered in partial consideration of the transfer of the Prime BDR Interest shall entitle the holder(s) thereof to purchase, upon the terms and conditions contained in the Warrants, a collective total of 81,263 shares of $0.01 par value common stock of PMSI, at a per share purchase price of $10.38. The Warrants delivered in partial consideration of the transfer of the Caster Interest shall entitle the holder(s) thereof to purchase, upon the terms and conditions contained in the Warrants, a collective total of 43,715 shares of $0.01 par value common stock of PMSI, at a per share purchase price of $8.25.

                                   ARTICLE II.

                                    AMENDMENT

         Section 2.1       Amendments to Contribution Agreement.
                           ------------------------------------

                  (a) The Existing Parties hereby agree to amend Section 4.3(a) of the Contribution Agreement to replace the reference to "Loan Agreement" with a reference instead to "Development Facility".

                  (b) The Existing Parties hereby agree to amend Section 4.3(e) of the Contribution Agreement to replace the two references to "Loan Agreement or Development Facility" with references instead to "Development Facility", and to delete the reference to "(as applicable)".

     (c) The Existing Parties hereby agree to amend Section 4.3(f) of the Contribution Agreement to read in its entirety as follows:

                                    (a) The  parties  agree that all of the loan
                  agreements, promissory notes, guarantees, security agreements, assignment and security agreements and other agreements, documents or instruments executed by any party in connection with the Development Facility are hereinafter collectively referred to as the "Credit Documents."

                  (d) The Existing Parties hereby agree to amend Section 8.2(c) of the Contribution Agreement to replace the reference to "Exhibit A" with a reference instead to "Exhibit K".

     (e) The Existing Parties hereby agree to amend the TABLE OF EXHIBITS to the Contribution Agreement to add at the bottom:

                  Exhibit K                 Form of Target Center Warrants

                  (f)  The   Existing   Parties   hereby   agree  to  amend  the
Contribution Agreement to add as Exhibit K, immediately following Exhibit J, the Form of Target Center Warrant attached to this Agreement as Exhibit K.

         Section 2.2 Assumption of Promissory Note. Prime RVC hereby assumes, as of the Effective Date, all of the obligations arising under the Promissory Note, and Prime Management agrees that Prime Refractive is hereby released from any and all obligations it may have under the Promissory Note, regardless of whether such obligations are past due. Notwithstanding the foregoing, the parties agree that all amounts previously paid under the Promissory Note are non-refundable, and each party to this agreement agrees that it will not take any action to recover any such amount. Prime Management further agrees that it shall irrevocably cancel the Promissory Note following the assumption thereof by Prime RVC. The existence of and amounts advanced under the Promissory Note shall not
reduce  the  maximum   principal   amount  of  the  Development   Facility  from
$29,165,000.

                                  ARTICLE III.

                                 REPRESENTATIONS

         Section 3.1 All Parties. Each party to this Agreement hereby represents and warrants that (a) as of the date of this Agreement, it has full and lawful power and authority to execute and deliver this Agreement and to consummate and perform the transactions contemplated in this Agreement, (b) assuming due execution and delivery by the other parties hereto, this Agreement is enforceable against it, and constitutes its valid and legally binding obligation, (c) except as provided herein, it is not required to obtain any consent from or approval or action of, or make any filing with or give notice to, any person, public authority or entity, in connection with the execution and delivery of this Agreement, and (d) by virtue of its direct or indirect partial ownership of or involvement with Prime BDR and Caster One, it has personal and detailed knowledge of the operations and assets of Prime BDR and Caster One, and it has neither requested nor relied on any additional information from any other party to this Agreement (or any agent or representative of any other party to this Agreement).

         Section 3.2 Representations of LASIK. LASIK hereby represents and warrants to the parties to this Agreement that the Prime BDR Interest is hereby conveyed to PMOI free and clear of any and all liens, claims, encumbrances and restrictions of any kind whatsoever (other than those expressly set forth in the Contribution Agreement or the Limited Liability Company Agreement of Prime BDR).

         Section 3.3 Representations of Prime Refractive. Prime Refractive hereby represents and warrants to the parties to this Agreement that the Caster Interest is hereby conveyed to Prime RVC free and clear of any and all liens, claims, encumbrances and restrictions of any kind whatsoever (other than those expressly set forth in the contribution agreement governing Prime Refractive's acquisition of the Caster Interest or in the Limited Liability Company Agreement of Caster One).

                                   ARTICLE IV.

                        Resignations and ENTIRE INTEREST

         Each of Barnet, Dulaney and Rosenberg hereby resigns from any and all positions or titles which he may hold or claim to hold with Prime BDR, Caster One or any entity in which either of the foregoing owns an equity ownership interest. Each of Barnet, Dulaney, Rosenberg and LASIK acknowledges and agrees that he or it does not now have any right to purchase or otherwise acquire, at any time subsequent to the Effective Date, any direct or indirect ownership interests in Prime BDR or Caster One.

                                   ARTICLE V.

                                     GENERAL

         Section 5.1 Subsequent Amendment of Prime BDR Governance Documents. The parties hereby agree that Prime RVC and PMOI may, at any time on or after the Effective Date, (a) amend, supplement or replace entirely the Certificate of Formation, Limited Liability Company Agreement or any other organizational document of Prime BDR, in any manner they desire and (b) subject to applicable law, dissolve Prime BDR and distribute its assets in any manner they desire.

     Section 5.2 Transaction Document. This Agreement shall be considered a "Transaction Document" under the Contribution Agreement.

         Section 5.3 No Assumption of Liabilities. Except as expressly provided in Section 2.3 above, none of PMSI, PMOI, Prime RVC or Prime Management hereby assumes any debt, obligation or liability of any other party to this Agreement.

         Section 5.4 Ratification by Members of Prime Refractive. Each party to this Agreement agrees that by executing this Agreement, it is deemed to be voting its ownership interest (if any) in Prime Refractive to authorize Prime Refractive to enter into and perform this Agreement and any other document or agreement to which Prime Refractive is a party and that is contemplated by or executed in connection with this Agreement. Each such party hereby consents (in all capacities for which it is entitled to or required to give consent) to the transfer of the Transferred Interests, and further agrees to execute such resolutions and written consents, and take such other actions, in their capacities as members of Prime Refractive, as any other party hereto shall reasonably require after the date of this Agreement in order to have Prime Refractive ratify and adopt this Agreement.

         Section 5.5 Ratification by Members of LASIK. Each party to this Agreement agrees that by executing this Agreement, it is deemed to be voting its ownership interest (if any) in LASIK to authorize LASIK to enter into and perform this Agreement and any other document or agreement to which LASIK is a party and that is contemplated by or executed in connection with this Agreement. Each such party hereby consents (in all capacities for which it is entitled to or required to give consent) to the transfer of the Transferred Interests, and further agrees to execute such resolutions and written consents, and take such other actions, in their capacities as members of LASIK, as any other party hereto shall reasonably require after the date of this Agreement in order to have LASIK ratify and adopt this Agreement.

         Section 5.6 Ratification by Members of Prime BDR. Each party to this Agreement agrees that by executing this Agreement, it is deemed to be voting its ownership interest (if any) in Prime BDR to authorize Prime BDR to enter into and perform this Agreement and any other document or agreement to which Prime BDR is a party and that is contemplated by or executed in connection with this Agreement. Each such party hereby consents (in all capacities for which it is entitled to or required to give consent) to the transfer of the Transferred Interests, and further agrees to execute such resolutions and written consents, and take such other actions, in their capacities as members of Prime BDR, as any other party hereto shall reasonably require after the date of this Agreement in order to have Prime BDR ratify and adopt this Agreement.

         Section 5.7       Effect on Existing Agreements.
                           -----------------------------

                  (a) Contribution Agreement. This Agreement is incorporated into the Contribution Agreement by reference. Other than as provided in this Agreement and that certain First Amendment to Contribution Agreement dated January 31, 2000 among of the Existing Parties, the Contribution Agreement (including Exhibits and Schedules) has not been modified or amended and is in full force and effect. Each of the Existing Parties hereby affirms that it remains a party to the Contribution Agreement (as amended by this Agreement) after the execution of this Agreement. The Contribution Agreement may be restated as amended hereby for the convenience of the parties hereto.

                  (b) Financing Documents. The parties to this Agreement hereby terminate that certain Assignment and Security Agreement (the "Security Agreement") dated as of September 1, 1999 originally between PMOI and LASIK, securing LASIK's obligations under the Loan Agreement (as such term is defined in the Contribution Agreement prior to the effect of the amendments contained in this Agreement). PMOI and Prime RVC agree to promptly file with the appropriate offices a release of all financing statements securing only those obligations of Prime BDR under the Loan Agreement. Notwithstanding the foregoing provisions of this subsection, the parties to this Agreement acknowledge that the Security Agreement and such financing statements have been collaterally assigned to one or more lenders of PMSI, and that the consent of such lenders will be required in order to fully effect the termination and releases described in this subsection. PMOI and Prime RVC hereby agree to exercise all reasonable efforts to promptly have such lenders provide the consents necessary to effect the provisions of this subsection.

         Section 5.8 Cooperation and Further Assurance. From time to time, as and when reasonably requested by another party after the date of this Agreement, each party hereto agrees to (at the expense of the requesting party) execute and deliver, or cause to be executed and delivered, all such documents, instruments and consents, and to use reasonable efforts to take all such other actions, as may be reasonably requested or necessary to carry out the intent and purposes of this Agreement and vest in Prime RVC good title to, possession of and control of the Transferred Interests. Without limiting the foregoing, the parties agree that the last paragraph of Section 9.3 of the Contribution Agreement as it relates to LASIK's disposition of the Prime BDR Interest hereunder shall only deal with the return of Proprietary Information, credit cards, keys, equipment, supplies and other materials that are specific only to Prime BDR, and shall not (as a result of the disposition of the Prime BDR Interest hereunder) require the return of Proprietary Information and such items that relate both to Prime BDR and either of Prime Refractive or Prime BDEC.

     Section 5.9 GOVERNING LAW AND CONSTRUCTION. THIS AGREEMENT IS PERFORMABLE IN TRAVIS COUNTY, TEXAS, AND IS GOVERNED BY THE LAWS OF TEXAS.

         Section 5.10 ARBITRATION. ANY CONTROVERSY BETWEEN THE PARTIES REGARDING THIS AGREEMENT AND ANY CLAIMS ARISING OUT OF THIS AGREEMENT OR A BREACH HEREUNDER SHALL BE SUBMITTED TO ARBITRATION BY THE PARTIES IN ACCORDANCE WITH AND GOVERNED BY SECTION 10.11 OF THE CONTRIBUTION AGREEMENT.

         Section 5.11 Severability. If any provision of this Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted statute, rule or regulation, or by order of or judgment of a court, any and all other terms and provisions hereof shall remain in full force and effect as stated and set forth herein. Furthermore, in lieu of such illegal or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in effect to the result intended by such illegal or unenforceable provision as may be possible and still be legal and enforceable.

         Section 5.12 Miscellaneous. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. This Agreement may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument. This Agreement has been negotiated by the parties and their respective counsel and will be fairly interpreted in accordance with its terms and without any strict construction in favor of or against any party. When the context requires, the gender of all words used herein shall include the masculine, feminine and neuter and the number of all words shall include the singular and plural. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof. There are no third-party beneficiaries to this Agreement. This Agreement may not be modified, altered or amended except by a writing signed by all of the parties hereto. No waiver of any provisions hereof shall be effective unless contained in a writing signed by the person to be bound thereby.

                            [Signature page follows]

                                 SIGNATURE PAGE

                                       TO

                              ASSIGNMENT AGREEMENT

                                       AND

                   SECOND AMENDMENT TO CONTRIBUTION AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the day and year first above written.

PMSI:                                       PRIME MEDICAL SERVICES, INC.



                                            Teena Belcik, Treasurer

PMOI:                               PRIME MEDICAL OPERATING, INC.



                                            Teena Belcik, Treasurer

PRIME RVC:                          PRIME RVC, INC.



                                            Teena Belcik, Treasurer

PRIME MANAGEMENT:          PRIME REFRACTIVE MANAGEMENT, L.L.C.

                                            Teena Belcik, Treasurer

BDEC:                               Barnet Dulaney Eye CENTER, P.L.L.C.

                                            By:
                         David D. Dulaney, M.D., manager

LASIK:                              LASIK INVESTORS, L.L.C.


                                            By:
                         Ronald W. Barnet, M.D., manager

                                            By:
                         David D. Dulaney, M.D., manager

PRIME BDR:                          PRIME/BDR ACQUISITION, L.L.C.

Ronald W. Barnet, M.D., signing as a manager of Prime BDR, and on behalf of LASIK as a member of Prime BDR



David D. Dulaney, M.D., signing as a manager of Prime BDR, and on behalf of LASIK as a member of Prime BDR



Teena Belcik, signing as a manager of Prime BDR, and on behalf of PMOI as a member of Prime BDR



PRIME BDEC:                         PRIME/BDEC ACQUISITION, L.L.C.

Ronald W. Barnet, M.D., signing as a manager of Prime BDEC, and on behalf of LASIK as a member of Prime BDEC


David D. Dulaney, M.D., signing as a manager of Prime BDEC, and on behalf of LASIK as a member of Prime BDEC

Teena Belcik, signing as a manager of Prime BDEC, and on behalf of PMOI as a member of Prime BDEC



PRIME REFRACTIVE:          PRIME REFRACTIVE, L.L.C.

Ronald W. Barnet, M.D., signing as a manager of Prime Refractive, and on behalf of LASIK as a member of Prime Refractive

David D. Dulaney, M.D., signing as a manager of Prime Refractive, and on behalf of LASIK as a member of Prime Refractive

Teena Belcik, signing as a manager of Prime Refractive, and on behalf of PMOI as a member of Prime Refractive



DULANEY:

                                            David D. Dulaney, M.D.



BARNET:

                                            Ronald W. Barnet, M.D.



ROSENBERG:

                                            Mark Rosenberg